LETTER OF TRANSMITTAL

                            WITH RESPECT TO TENDER OF
                    Any Outstanding 11% Senior Notes Due 2008
                     (CUSIP No. 37957FAE1 and No. 37957FAD3)

            Pursuant to the Offer to Purchase Dated January 26, 2004
                                       of
                               GLOBIX CORPORATION

--------------------------------------------------------------------------------

THE OFFER WILL EXPIRE AT 10:00 A.M., NEW YORK CITY TIME, ON FEBRUARY 25, 2004, UNLESS EXTENDED OR EARLIER TERMINATED IN ACCORDANCE WITH THE TERMS OF THE OFFER (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                               The Depositary is:
                                  HSBC BANK USA

           By Registered or                For Information or to Confirm by            Facsimile Transactions:
   Certified Mail; Hand or Overnight                Telephone Call:                 (Eligible Institutions Only)
               Delivery:                            (718) 488-4475                         (718) 488-4488
             HSBC BANK USA                                                               Attn: Pauline Shaw
              Lower Level
           One Hanson Place
       Brooklyn, New York 11243
         Attn: Issuer Services

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

         Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Offer to Purchase.

         The instructions set forth in this letter of transmittal ("Letter of Transmittal") should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the Offer to Purchase dated January 26, 2004, of Globix Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Offer") to purchase for cash up to $40,274,000 in principal amount (the "Purchase Amount"), plus accrued and unpaid interest, of the outstanding $105,320,999 11% Senior Notes Due 2008, issued by the Company (the "Securities"). Recipients of the Offer to Purchase should read the requirements described in the Offer to Purchase with respect to eligibility to participate in the Offer to Purchase.

         This Letter of Transmittal is to be completed by a holder of Securities desiring to tender Securities in accordance with the Offer, unless such holder is executing the tender through DTC's Automated Tender Offer Program ("ATOP"). This Letter of Transmittal need not be completed by a holder tendering through ATOP.

         For a description of certain procedures to be followed in order to tender Securities (through ATOP or otherwise), see "Procedure for Tendering Securities" in the Offer to Purchase and the instructions to this Letter of Transmittal.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         This Letter of Transmittal is to be used by a holder of Securities if certificates representing tendered Securities are to be forwarded herewith

         Holders that are tendering by book-entry transfer to the Depositary's account at The Depository Trust Corporation ("DTC") can execute the tender through DTC's Automated Tender Order Process ("ATOP") for which the Offer will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Depositary for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

In order to properly complete this Letter of Transmittal, a holder of Securities must:

o         complete the box entitled "Description of Securities Tendered";

o         sign the Letter of Transmittal by completing the box entitled "Sign
          Here"; and

o         complete the Substitute Form W-9.

         Each holder of Securities should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

         Holders of Securities who wish to tender their Securities for purchase must complete columns (1) through (3) in the box below entitled "Description of Securities Tendered" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Securities will have tendered for purchase all Securities listed in column (3) below. If the holder of Securities wishes to tender for purchase less than all of such Securities, column (4) must be completed in full. In such case, such holder of Securities should refer to Instruction 5.

         The Offer may be extended, terminated or amended, as provided in the Offer to Purchase. During any such extension of the Offer, all Securities previously tendered and not withdrawn pursuant to the Offer will remain subject to such Offer. The Offer is scheduled to expire at 10:00 a.m., New York City time, on February 25, 2004, unless extended or terminated by the Company.

         The undersigned hereby tenders for purchase the Securities described in the box entitled "Description of Securities Tendered" below pursuant to the terms and conditions described in the Offer to Purchase and this Letter of Transmittal.

-----------------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF SECURITIES TENDERED
-----------------------------------------------------------------------------------------------------------------
            (1)                             (2)                     (3)                      (4)
                                                                 Aggregate
  Name(s) and Address(es)                                     Principal Amount            Principal Amount
  of Registered Holder(s)               Certificate           Represented by              Tendered for Purchase (C)
  or Name(s) of DTC participant(s)      Number(s) (A)         Certificate(s) (B)
  and Participant's DTC
  account Number in which
  Securities are Held

      (Please fill in, if blank)
---------------------------------------- ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------

                                         ---------------------- ------------------------ ------------------------
                                            Total Principal
                                            Amount Tendered
---------------------------------------- ---------------------- ------------------------ ------------------------
(A)      Need not be completed by holders tendering by book-entry transfer.

(B) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Securities indicated in the column labeled "Aggregate Principal Amount
         Represented by Certificate(s)." See Instruction 5.

(C) The minimum permitted tender is $1,000 in principal amount of Securities. All other tenders must be integral multiples of $1,000.

-----------------------------------------------------------------------------------------------------------------

 [ ]     CHECK HERE IF TENDERED SECURITIES ARE ENCLOSED HEREWITH.

 [ ]     CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND
         COMPLETE THE FOLLOWING:

         Name(s) of Tendering Institution(s): ___________________________________________________

         Account Number: __________________________________________________________________

         Transaction Code Number:  __________________________________________________________

         Only registered holders are entitled to tender their Securities for purchase in the Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Securities and who wishes to make book-entry delivery of Securities as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Securities for purchase. Persons who are beneficial owners of Securities but are not registered holders and who seek to tender Securities should:

o contact the registered holder of such Securities and instruct such registered holder to tender on his or her behalf;


o obtain and include with this Letter of Transmittal, Securities properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"); or

o effect a record transfer of such Securities from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Securities prior to the Expiration Date. See the section entitled "Procedure for Tendering Securities" in the Offer to Purchase.

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Offer to Purchase (the "Offer"), the undersigned hereby tenders to Globix Corporation (the "Company") for purchase the Securities indicated above. Subject to, and effective upon, acceptance for purchase of the Securities tendered herewith, the undersigned hereby sells, assigns, and transfers to the Company all right, title and interest in and to all such Securities tendered for purchase hereby. The undersigned hereby irrevocably constitutes and appoints HSBC Bank USA (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as agent of the Company) with respect to such Securities, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

          o deliver certificates representing such Securities, or transfer ownership of such Securities on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

          o present and deliver such Securities for transfer on the books of the Company; and

          o receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Securities, all in accordance with the terms of the Offer.

         The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Securities for cash upon the purchase of such tendered Securities, and that, when the same are accepted for purchase, the Company will acquire good and unencumbered title to the tendered Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the purchase, assignment and transfer of tendered Securities or transfer ownership of such Securities on the account books maintained by the book-entry transfer facility.

         By tendering, each holder of Securities represents that:

          o the holder is selling his or her Securities for cash pursuant to the Offer in the ordinary course of such holder's business;

          o the holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company.

         All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Securities properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

         The Offer is subject to certain conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Offer under the caption "Conditions to the Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept for purchase any of the Securities properly tendered hereby. In such event, the tendered Securities not accepted for purchase will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

         Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Securities not tendered or not accepted for purchase in the name(s) of the holder(s) appearing under "Description of Securities Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Securities not tendered or not accepted for purchase (and accompanying document, as appropriate) to the address(es) of the holder(s) appearing under "Description of Securities Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please make payment for tendered Securities accepted for purchase in the name(s) of, and return any Securities not tendered or not accepted for purchase to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Securities, please credit the account maintained at DTC with any Securities not tendered or not accepted for purchase. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Securities from the name of the holder thereof if the Company does not accept for purchase any of the Securities so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Securities.



----------------------------------------------------------    --------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 1, 6, 7 AND 8)                             (SEE INSTRUCTIONS 1, 6, 7 AND 8)

         To be completed ONLY if (i) payment for              _________To be completed ONLY if the payment for
tendered Securities, certificates for Securities in a         tendered Securities, certificates for Securities in a
principal amount not purchased, or Securities (if any)        principal amount not purchased, or Securities (if any)
not tendered for purchase are to be issued in the name        not tendered for purchase are to be sent to someone
of someone other than the undersigned, or (ii)                other than the undersigned or to the undersigned at an
Securities tendered by book-entry transfer which are not      address other than that shown above.
purchased are to be returned by credit to an account
maintained at DTC other than the account indicated above.     Mail to:

Issue to:                                                     Name:__________________________________________________
                                                                                  (Please Print)
Name:____________________________________________________
                     (Please Print)                           Address:_______________________________________________

Address:_________________________________________________     _______________________________________________________

                                                                                (Include Zip Code)
---------------------------------------------------------
                   (Include Zip Code)                         _______________________________________________________
                                                                (Taxpayer Identification or Social Security Number)
---------------------------------------------------------
   (Taxpayer Identification or Social Security Number)

       Credit Securities not purchased and delivered by book-entry transfer to the DTC account set forth below:

---------------------------------------------------------
                    (Account Number)

----------------------------------------------------------    --------------------------------------------------------

--------------------------------------------------------------------------------
                SIGN HERE TO TENDER YOUR SECURITIES IN THE OFFER

--------------------------------------------------------------------------------
                      Signature(s) of holders of Securities

Dated:__________________________________________________________________________

         (Must be signed by the registered holder(s) of Securities exactly as name(s) appear(s) on certificate(s) representing the Securities or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title)___________________________________________________________

--------------------------------------------------------------------------------

Name(s)_________________________________________________________________________

--------------------------------------------------------------------------------
                             (Please Type or Print)
Address_________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number  (    )__________________________________________

Tax Identification or Social Security No. ______________________________________

                            GUARANTEE OF SIGNATURE(S)
                    (If required - see Instructions 1 and 6)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                             (Please Type or Print)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number  (    )__________________________________________

Tax Identification or Social Security No. ______________________________________
--------------------------------------------------------------------------------
              IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9
                         IN THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer


1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Securities tendered hereby are tendered:

     o by the registered holder(s) of Securities thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     o    to the account of a firm that is an Eligible Institution.

         In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Securities but are not the registered holder(s) and who seek to tender Securities for purchase should:

     o contact the registered holder(s) of such Securities and instruct such registered holder(s) to tender on such beneficial owner's behalf;

     o obtain and include with this Letter of Transmittal, Securities properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

     o effect a record transfer of such Securities from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Securities for purchase prior to the Expiration Date. See Instruction 6.

2. Delivery of this Letter of Transmittal and Certificates for Securities or Book-Entry Confirmations. This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Securities are to be forwarded herewith. All physically delivered Securities, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimiles thereof) and any other required documents, must be received by the Depositary at its address set forth on the cover of this Letter of Transmittal prior to the Offer Expiration Date. Delivery of the documents to DTC does not constitute delivery to the Depositary.

         The method of delivery of this Letter of Transmittal, Securities and all other required documents to the Depositary is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Offer Expiration Date, to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Securities tendered for purchase should be sent only to the Depositary, not to the Company.

         All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Securities for purchase.

3. Inadequate Space. If the space provided in the box entitled "Description of Securities Tendered" above is inadequate, the certificate numbers and principal amounts of Securities tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of Securities may be withdrawn at any time prior to the Expiration Date by delivery of notice of withdrawal by telegram, telex, facsimile transmission or letter of withdrawal to the Depositary at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

     o specify the name of the holder who tendered the Securities to be withdrawn and, if different, the name of the registered holder who tendered the Securities to be withdrawn and, if different, the name of the registered holder of such Securities (or, in the case of Securities tendered by book-entry transfer, the name of the participant for hose account such Securities were tendered and such participant's account number at DTC to be credited with the withdrawn Securities);

     o contain a description of the Securities to be withdrawn, including the principal amount to be withdrawn and, in the case of Securities tendered by delivery of certificates rather than book-entry transfer, the certificate numbers thereof;

     o contain a statement that such holder of the Securities is withdrawing all or a portion of such holder's tender; and

     o be signed by the holder of such Securities in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees (or, in the case of Securities tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant's name is listed on the applicable Agent's Message), or be accompanied by evidence satisfactory to the Depositary that the person withdrawing the tender has succeeded to the beneficial ownership of such Securities.

         The Depositary will return the properly withdrawn Securities promptly following receipt of notice of withdrawal. If Securities have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

         Any Securities so withdrawn will be deemed not to have been validly tendered for purchase for purposes of the Offer. Any Securities which have been tendered for purchase but which are not purchased for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Securities tendered by book-entry transfer into the Depositary's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Securities will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Offer. Properly withdrawn Securities may be retendered by following one of the procedures described under the caption "Procedure for Tendering Securities" in the Offer to Purchase at any time prior to the Expiration Date.

5. Partial Tender (Not Applicable to Holders of Securities Who Tender by Book-Entry Transfer). Tenders of Securities will be accepted only in integral multiples of $1,000 principal amount. If a tender for purchase is to be made with respect to less than the entire principal amount of any Securities, fill in the principal amount of Securities which are tendered for purchase in column (4) of the box entitled "Description of Securities Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for purchase, a new certificate, in fully registered form, for the remainder of the principal amount of the Securities, will be sent to the holders of Securities unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Offer.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the holder(s) of the Securities tendered for purchase hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

         If this Letter of Transmittal is signed by the holder(s) of the Securities listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Securities not tendered or not accepted for purchase are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities, the certificates representing such Securities must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) the Securities appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Securities to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Securities not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Securities are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8. Special Issuance and Delivery Instructions. If the payment for Securities tendered or if any Securities not tendered or not accepted for purchase are to be paid or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Securities tendering Securities by book-entry transfer may request that Securities not accepted for purchase be credited to such account maintained at DTC as such holder may designate.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Securities will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Securities that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Securities. The Company's interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Securities must be cured within such time as the Company determines, unless waived by the Company. Tenders of Securities shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Depositary, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Securities, or will incur any liability to registered holders of Securities for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Offer as described under "Conditions to the Offer" in the Offer to Purchase, and accept for purchase any Securities tendered.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Securities whose tendered Securities are accepted for purchase or such holder's assignee (in either case, the "Payee"), provide the Depositary (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

     o    the Payee is exempt from backup withholding;

     o the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

     o the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

         If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor.
NOTE: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

         If Securities are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

         Exempt Payees (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

12. Mutilated, Lost, Stolen or Destroyed Securities. Any holder of Securities whose Securities have been mutilated, lost, stolen or destroyed should contact the Depositary at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Depositary at its address set forth on the cover of this Letter of Transmittal.

         IMPORTANT--This Letter of Transmittal, together with certificates for tendered Securities and all other required documents, with any required signature guarantees and all other required documents must be received by the Depositary prior to the Offer Expiration Date.



                           PAYOR'S NAME: HSBC BANK USA


------------------------------- --------------------------------------- -------------------------------------
                                Part 1-PLEASE PROVIDE                   TIN________________________
          SUBSTITUTE            YOUR TIN IN THE BOX                     (Social Security Number or
           Form W-9             AT RIGHT AND CERTIFY                    Employer Identification Number)
                                BY SIGNING AND
                                DATING BELOW
                                --------------------------------------- -------------------------------------
                                Part 2-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS) ___________
                                -----------------------------------------------------------------------------

                                Department of Part 3-CERTIFICATION UNDER
                                PENALTIES OF PERJURY, I CERTIFY THAT (1) The the
                                Treasury number shown on this form is my correct
                                TIN (or I am waiting for a number Internal to be issued to me), and (2) I am not subject to backup withholding Revenue Service because: (a)
                                I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                -----------------------------------------------------------------------------

     Payor's Recruits for       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
   Taxpayer Identification      OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP
        Number ("TIN")          WITHHOLDING
      and Certification
                                SIGNATURE___________________________ DATE________________
----------------------------------------------------------------------------------------------------------------------

      You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
                       PART 1 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social
Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all cash payments made to me thereafter until I provide a number.

Signature__________________________________________________    Date ______________________


----------------------------------------------------------------------------------------------------------------------
NOTE:        FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY CASH
             PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
             ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-000000.  The table below will help determine the number to give the payor.

FOR THIS TYPE OF ACCOUNT:                               GIVE THE SOCIAL SECURITY NUMBER OF -
1.       An individual's account                        The individual

2.       Two or more individuals (joint account)        The actual owner of the account or, if combined funds,
                                                        any one of the individuals (1)

3.       Husband and wife (joint account)               The actual owner of the account or, if joint funds,
                                                        either person (1)
4.       Custodian account of a minor (Uniform gift     The minor (2)
         to Minors Act)

5.       Adult and minor (joint account)                The adult or, if the minor is the only contributor,
                                                        the minor (1)
 6.      Account in the name of guardian or committee   The ward, minor, or incompetent person (3)
         for a designated ward, minor, or incompetent
         person

7.       a.       The usual revocable savings trust     The grantor-trustee (1)
                  account (grantor is also trustee)
         b.       So-called trust account that is not
                  a legal or valid trust under State    The actual owner (1)
                  law
8.       Sole proprietorship account                    The owner (4)

9.       A valid trust, estate, or pension trust        The legal entity (Do not furnish the identifying
                                                        number of the personal representative or trustee
                                                        unless the legal entity itself is not designated in
                                                        the account title.) (5)

10.      Corporate account                              The corporation

11.      Religious, charitable, or educational          The organization
         organization account

12.      Partnership account held in the name of the    The partnership
         business

13.      Association, club, or other tax-exempt          The organization
         organization

14.      A broker or registered nominee                 The broker or nominee

15.      Account with the Department of Agriculture     The public entity
         in the name of a public entity (such as a
         State or local government, school district,
         or prison) that received agricultural
         program payments

(1)      List first and circle the name of the person whose number you furnish.
         (2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social number. (4) Show the name of the owner. (5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number ("TIN") or you don't know your number, obtain Form SS-5, Application for Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security Administration Office and Forms S04 and W-7 from the Internal Revenue Service by calling 1-800-TAX-FORM (1-800-829-3676) or from the Internal Revenue Service's Internet website at www.irs.gov.

To complete the Substitute From W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number is Part I, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the payor does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payor. Note: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING*

Payees specifically exempted from backup withholding on ALL payments include the following:

         1. An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

         2.       The United States or any of its agencies or instrumentalities;

         3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

         4. A foreign government or any of its political subdivisions, agencies or instrumentalities; or

         5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

         6.       A corporation;

         7.       A foreign central bank of issue;

         8. A dealer in securities or commodities required to register in the United State, the District of Columbia or a possession of the United States;

         9. A future commission merchant registered with the Commodity Futures Trading Commission;

         10.      A real estate investment trust;


--------
* Unless otherwise noted herein, all references to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder

         11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

         12.      A common trust fund operated by a bank under section 584(a);

         13.      A financial institution;

         14. A middleman known in the investment community as a nominee or custodian; or

         15.      A trust exempt from tax under section 664 or described in
                  section 4947.

     The following types of payments are exempt from backup withholding as indicated for items 1 though 15 above.

     - Interest and dividend payments. All listed payees are exempt except the payee in item 9.

     - Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

     - Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

     - Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

         However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC, Miscellaneous Income, are not exempt from backup withholding

     -    Medical and health care payments.

     -    Attorneys' fees.

     -    Payments for services paid by a Federal executive agency.

PAYMENTS EXEMPT FORM BACKUP WITHHOLDING

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, and 6049, 6050A and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

         Dividends and patronage dividends

     -    Payments to nonresident aliens subject to withholding under section
          1441.

     - Payments to partnerships not engaged in a trade or business in the U.S. and which have at lease one nonresident alien partner.

     -    Payments of patronage dividends not paid in money.

     -    Payments made by certain foreign organizations.

     -    Section 404(k) distributions made by an ESOP.

    Interest payments

     - Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

     - Payments of tax-exempt interest (including exempt interest dividends under section 852).

     -    Payments described in section 6049(b)(5) to non-resident aliens.

     -    Payments on tax-tree covenant bonds under section 1451.

     -    Payments made by certain foreign organizations.

     -    Mortgage or student loan interest paid to you.

    Other types of payment

     -    Wages.

     - Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

     -    Certain surrenders of life insurance contracts.

     - Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payees fails to furnish a TIN.

     -    Real estate transactions reportable under section 6045(e).

     -    Cancelled debts reportable under section 6050P.

     - Distributions from a medical savings account and long-term care benefits.

     -    Fish purchase for cash reportable under section 6050R.


JOINT FOREIGN PAYEES

If the first payee listed on an account give you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:

     1.   Every joint payee provides the statement regarding foreign status, or

     2. Any one of the joint payees who has not established foreign status gives you a TIN.

         If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

Exempt payees described above should file form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICES.-Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payors must be given the numbers whether or not recipients are required to file tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.

YOU MUST PROVIDE YOUR TIN TO THE PAYOR WHETHER OR NOT YOU ARE REQUIRED TO FILE A TAX RETURN. Payors must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not give a TIN to a payor. Certain penalties also may apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

           FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
                         THE INTERNAL REVENUE SERVICE.